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                                                                 EXHIBIT 10.1.8


                              EIGHTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR SUITES LIMITED PARTNERSHIP


         This Eighth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership is made and entered into effective as of February 6, 1998, by and among FelCor Suite Hotels, Inc., a Maryland corporation, as the General Partner ("General Partner"), Columbus/Front Ltd., an Ohio limited partnership ("Columbus"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name of "FelCor Suites Limited Partnership" (the "Partnership").

         B. The Partnership, the General Partner and Columbus have executed that certain Contribution Agreement dated as of February 6, 1998 (the "Contribution Agreement"), pursuant to which Columbus has agreed to contribute certain assets in accordance with the terms and conditions set forth therein, in exchange for 134,360 units of limited partnership interest ("Units") of the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units and the admission of Columbus as an Additional Limited Partner to the Partnership in connection therewith.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. Columbus does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in Section 1.4 thereof. Each of Columbus and its Assignees hereby constitutes and appoints the General Partner and the other parties named in
Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to take the actions set forth in Section 1.4 of the Partnership Agreement, with the same effect as if Columbus had been one of the original partners to execute the Partnership Agreement.
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         2.      Admission of Additional Partner.  In accordance with the
provisions of Section 11.4 of the Partnership Agreement, Columbus is hereby admitted as an Additional Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Units acquired by Columbus.

         3. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of Columbus as an Additional Limited Partner in the Partnership and the issuance of 134,360 Units to Columbus pursuant to the Purchase Agreement.

         4. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.

         5. Section 704(c) Allocations. General Partner covenants and agrees to use the traditional method of making Section 704(c) allocations in accordance with Treasury Regulation 1.704-3 with respect to any property contributed to the Partnership by Columbus.

         6. Capital Account Restoration. Notwithstanding anything in the Partnership Agreement to the contrary, Columbus shall not be obligated to restore any negative capital account balance in its Capital Account (as that term is defined in the Partnership Agreement) pursuant to Section 14.8 of the Partnership Agreement.

                        (Signatures on following page.)





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         IN WITNESS WHEREOF, this Eighth Amendment to Agreement of Limited
Partnership is executed and entered into as of the date first above written.

                                      GENERAL PARTNER:

                                      FELCOR SUITE HOTELS, INC.,
                                      a Maryland corporation



                                      By:  /s/ WILLIAM P. STADLER
                                           ----------------------------------
                                           William P. Stadler, Senior Vice
                                           President


                                      ADDITIONAL LIMITED PARTNER:

                                      COLUMBUS/FRONT LTD.,
                                      an Ohio limited partnership

                                      By:  CF Associates Ltd., an Ohio
                                           limited partnership, its general
                                           partner

                                           By:  Columbus/Front Limited Liability
                                                Company, an Ohio limited
                                                liability company, its general
                                                partner


                                                By: /s/ JAMES V. PICKETT
                                                    -------------------------
                                                    James V. Pickett, Member

                                      LIMITED PARTNERS (for all the Limited
                                      Partners now and hereafter admitted as
                                      Limited Partners of the Partnership,
                                      pursuant to the powers of attorney in
                                      favor of the General Partner contained in
                                      Section 1.4 of the Partnership Agreement):

                                      By:  FELCOR SUITE HOTELS, INC., acting as
                                           General Partner and as duly
                                           authorized attorney-in-fact



                                           By:  /s/ WILLIAM P. STADLER
                                                -----------------------------
                                                William P. Stadler
                                                Senior Vice President





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